SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): NOVEMBER 24, 1998


                        CHEC ASSET RECEIVABLE CORPORATION
               (Exact name of Registrant as Specified in Charter)

  DELAWARE                      333-54027                       75-277-0582
  --------                      ---------                      -----------
(State or Other                (Commission                     (IRS Employer
Jurisdiction of                 File Number                  Identification No.)
Incorporation)


                 2728 NORTH HARWOOD STREET, DALLAS, TEXAS 75201
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 981-5045

                          NOT APPLICABLE_______________
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

CHEC Asset Receivable Corporation, as depositor (the "Depositor") registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-54027) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 1998-4 to issue Home Equity Loan Pass-Through Certificates, Series 1998-4 (the "Certificates"), on November 24, 1998 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 (the "Initial Cut-Off Date"), among the Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and Servicer, and Norwest Bank
Minnesota, National Association, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.


Item 7.
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  EXHIBIT NO.

                   4.1     Pooling and Servicing Agreement
                  99.1     Certificate Insurance Policy

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHEC ASSET RECEIVABLE CORPORATION
                                      (Registrant)


                              By: /S/ANTHONY H. BARONE
                                 ------------------------
                                 Name:  Anthony H. Barone
                                 Title: President

Date:  November 24, 1998

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                   DESCRIPTION                  SEQUENTIALLY
                                                              NUMBERED PAGE


       4.1                   Pooling and Servicing Agreement
      99.1                   Certificate Insurance Policy